EXHIBIT 10.42

               TWELFTH AMENDED AND RESTATED JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

This Twelfth Amended and Restated Agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated: December 10, 2008

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  Flag Luxury Riv, LLC

                                  By: FX Luxury Realty, LLC
                                      ------------------------------------------
                                      Its sole member

                                      By: FX Real Estate and Entertainment, Inc.
                                          --------------------------------------
                                          Its Managing Member

                                          By: /s/ Paul Kanavos
                                              ----------------------------------
                                          Name: Paul Kanavos
                                          Title: President


                                  RH1, LLC

                                  By: FX Luxury Realty, LLC
                                      ------------------------------------------
                                      Its sole member

                                       By: FX Real Estate and Entertainment Inc.
                                           -------------------------------------
                                           Its Managing Member

                                           By: /s/ Paul Kanavos
                                               ---------------------------------
                                           Name: Paul Kanavos
                                           Title: President


                                  FX Luxury Realty, LLC

                                       By: FX Real Estate and Entertainment Inc.
                                           -------------------------------------
                                           Its Managing Member

                                           By: /s/ Paul Kanavos
                                               ---------------------------------
                                           Name: Paul Kanavos
                                           Title: President


                                  FX Real Estate and Entertainment Inc.

                                  By: /s/ Paul Kanavos
                                      ------------------------------------------
                                  Name: Paul Kanavos
                                  Title: President


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                                    Paul Kanavos

                                    /s/ Paul Kanavos
                                    --------------------------------------------

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                                    Robert F.X. Sillerman

                                    /s/ Robert F.X. Sillerman
                                    --------------------------------------------

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                                    Brett Torino

                                    /s/ Brett Torino
                                    --------------------------------------------

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                                    Barry A. Shier

                                    /s/ Barry A. Shier
                                    --------------------------------------------

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                                    Thomas P. Benson

                                    /s/ Thomas P. Benson
                                    --------------------------------------------

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                                    Mitchell J. Nelson

                                    /s/ Mitchell J. Nelson
                                    --------------------------------------------

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                                    David M. Ledy

                                    /s/ David Ledy
                                    --------------------------------------------

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                                    Harvey Silverman

                                    /s/ Harvey Silverman
                                    --------------------------------------------

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                                    Bryan E. Bloom

                                    /s/ Bryan E. Bloom
                                    --------------------------------------------

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                                    Michael J. Meyer

                                    /s/ Michael J. Meyer
                                    --------------------------------------------